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EXHIBIT 10.42

FORM OF
BOARD COMPOSITION AGREEMENT
[VALUECLICK LETTERHEAD]
      , 2001

Mediaplex, Inc.
177 Steuart Street, Suite 200
San Francisco, California 94105

Ladies and Gentlemen:

    Reference is hereby made to that certain Agreement and Plan of Merger, dated as of July 1, 2001 (the "Agreement'), by and among ValueClick, Inc., a Delaware corporation ("Parent"), Mars Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent, and Mediaplex, Inc., a Delaware corporation ("Mediaplex"). Capitalized terms used in this letter without definition shall have the meanings ascribed them in the Agreement.

    Pursuant to Section 7.3 of the Agreement and upon the Closing of the transactions contemplated therein, Parent agrees to nominate and appoint, immediately after the effective time, Gregory R. Raifman, Tom A. Vadnais, and Ira Carlin (the "Director Nominees") to the board of directors of Parent in accordance with Article III of the Bylaws of Parent. Parent further agrees to nominate Tom A. Vadnais for re-election to the board of directors of Parent in its proxy statement and proxy relating to its 2002 annual meeting of its stockholders.

    Each Parent stockholder and each Mediaplex stockholder whose signature appears below further agrees to vote all Parent shares of common stock held by such stockholder in favor of the election of the directors nominated by Parent's board of directors at Parent's 2002 annual meeting of stockholders; provided that this paragraph shall not require any such stockholder to exercise any options or other rights to acquire Parent common stock.

    Nothing in this letter is intended to prevent any Mediaplex stockholder or Parent stockholder from selling, disposing of, or transferring in any manner their shares of Parent common stock.

    This letter is not intended to amend or modify the Agreement, or any of the terms or conditions contained therein.

Very truly yours,

VALUECLICK, INC.
Samuel J. Paisley Chief Operating Officer

Agreed and accepted:
MEDIAPLEX, INC.

Tom A. Vadnais Chief Executive Officer

VALUECLICK STOCKHOLDERS
[Name]
[Name]
[Name]
[Name]
[Name]
[Name]
MEDIAPLEX STOCKHOLDERS
Tom A. Vadnais

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  EXHIBIT 10.42